SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2000

                             Alpena Bancshares, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Federal                          -0-               To Be Applied For
----------------------------   --------------------      -----------------
(State or other jurisdiction   (Commission File No.)     (I.R.S. Employer
    of incorporation)                                    Identification No.)



Registrant's telephone number, including area code: (517) 356-9041
                                                    --------------



                               Not Applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant

     After the close of business on November 14, 2000, Alpena Bancshares, Inc. (the "Company") became a savings and loan holding company in accordance with the terms of an Agreement and Plan of Reorganization, dated October 7, 1999 (the "Agreement"), by and between First Federal Savings and Loan Association of Alpena (the "Bank"), a federally-chartered stock savings and loan association, Alpena Interim Savings and Loan Association ("Interim"), a federally chartered interim stock savings association, and the Company, a federally chartered stock corporation. Pursuant to the Agreement: (1) the Company was organized as a wholly owned subsidiary of the Bank; (2) Interim was organized as a wholly owned subsidiary of the Company; (3) Interim merged with and into the Bank, with the Bank as the surviving institution; and (4) upon such merger, (i) the outstanding shares of common stock, par value $1.00 per share, of the Bank became, by operation of law, on a one-for-one basis, common stock, par value $1.00 per share, of the Company, (ii) the common stock of Interim held by the Company was converted into common stock of the Bank and (iii) the common stock of the Company held by the Bank was canceled. Accordingly, the Bank became a wholly owned subsidiary of the Company and the shareholders of the Bank, including Alpena Bancshares, M.H.C., the Bank's federally chartered mutual holding company, became shareholders of the Company.

     The Common Stock of the Bank was previously registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with the Office of Thrift Supervision. Pursuant to Rule 12g-3 promulgated under the Exchange Act, the Company's Common Stock is deemed automatically registered under the Exchange Act. In addition, the Common Stock of the Company has been substituted for the Common Stock of the Bank in trading over-the-counter through the National Daily Quotation System "pink sheets" published by the National Quotation Bureau, Inc.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

     The Index of Exhibits immediately precedes the attached exhibits.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     ALPENA BANCSHARES, INC.



DATE: November 14, 2000          By: /s/Jerry A. Christensen
                                     -------------------------------------------
                                     Jerry A. Christensen, President and Chief
                                     Executive Officer

                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

         Exhibit 2         Agreement and Plan of Reorganization

         Exhibit 3.1       Federal Stock Charter of Alpena Bancshares, Inc.

         Exhibit 3.2       Bylaws of Alpena Bancshares, Inc.

         Exhibit 4         Form of Common Stock Certificate

                EXHIBIT 2 - AGREEMENT AND PLAN OF REORGANIZATION

              FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF ALPENA

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION, dated as of October 7, 1999, is by and between FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF ALPENA, a federal stock savings association (the "Bank"); ALPENA BANCSHARES, INC., a federal corporation in formation (the "Stock Holding Company"); and ALPENA INTERIM SAVINGS AND LOAN ASSOCIATION, an interim federal stock savings association in formation ("Interim").

     The parties hereto desire to enter into an Agreement and Plan of Reorganization whereby the Bank will be reorganized into the stock holding company form of ownership. The result of such reorganization will be that immediately after the Effective Date (as defined in Article V below), all of the issued and outstanding shares of common stock, par value $1.00 per share, of the Bank will be held by the Stock Holding Company, and the holders of the issued and outstanding shares of common stock of the Bank will become the holders of the issued and outstanding shares of common stock of the Stock Holding Company.

     The reorganization of the Bank will be accomplished by the following steps:
(1) the formation by the Bank of the Stock Holding Company as a wholly owned subsidiary; (2) the formation of an interim federal stock savings bank, "Interim," which will be wholly owned by the Stock Holding Company; and (3) the merger of Interim into the Bank, with the Bank as the surviving corporation. Pursuant to such merger: (i) each of the issued and outstanding shares of common stock of the Bank will be converted by operation of law into an equal number of issued and outstanding shares of common stock of the Stock Holding Company; and
(ii) each of the issued and outstanding shares of common stock of Interim will be converted by operation of law into an equal number of issued and outstanding shares of common stock of the Bank. Notwithstanding any other provision herein, at any time prior to the Effective Date, the Bank shall be entitled to revise the structure of the merger or the other transactions contemplated hereby or the manner of effecting such transactions; provided, that each of the transactions comprising such revised structure or manner shall not, as a result of such
revision,   subject  any  of  the  stockholders  of  the  Bank  to  adverse  tax consequences. This Agreement and Plan of Reorganization and any related documents shall be appropriately amended in order to reflect any such revised structure.

     NOW, THEREFORE, in order to consummate this Agreement and Plan of Reorganization, and in consideration of the mutual covenants herein set forth, the parties hereto agree as follows:

                                    ARTICLE I

                             MERGER OF INTERIM INTO
                          THE BANK AND RELATED MATTERS
                          ----------------------------

     1.1 On the Effective Date, Interim will be merged with and into the Bank (the "Merger") and the separate existence of Interim shall cease, and all assets and property (real, personal and mixed, tangible and intangible, chooses in action, rights and credits) then owned by Interim, or which would inure to it, shall immediately, by operation of law and without any conveyance, transfer, or further action, become the property of the Bank. The Bank shall be deemed to be a continuation of Interim, and the Bank shall succeed to the rights and obligations of Interim.

     1.2 Following the Merger, the existence of the Bank shall continue unaffected and unimpaired by the Merger, with all the rights, privileges, immunities and powers, and subject to all the duties and liabilities, of a corporation organized under Federal law. The Charter and Bylaws of the Bank, as presently in effect, shall continue in full force and effect and shall not be changed in any manner by the Merger.

     1.3 From and after the Effective Date, and subject to the actions of the Board of Directors of the Bank, the business presently conducted by the Bank (whether directly or through its subsidiaries) will continue to be conducted by it, as a wholly-owned subsidiary of the Stock Holding Company, and the present directors and officers of the Bank will continue in their present positions. The home office and branch offices of the Bank in existence immediately prior to the Effective Date shall continue to be the home office and branch offices, respectively, of the Bank from and after the Effective Date.

                                   ARTICLE II

                               CONVERSION OF STOCK
                               -------------------

     2.1 The terms and conditions of the Merger, the mode of carrying the same into effect, and the manner and basis of converting the common stock of the Bank into common stock of the Stock Holding Company pursuant to this Agreement and Plan of Reorganization shall be as follows:

     A. On the Effective Date, each share of common stock, par value $1.00 per share, of the Bank issued and outstanding immediately prior to the Effective Date, shall by operation of law be converted into and shall become one share of Common Stock, par value $1.00 per share, of the Stock Holding Company (the "Stock Holding Company Common Stock"). Each share of common stock of Interim issued and outstanding immediately prior to the Effective Date shall, on the Effective Date, by operation of law be converted into and become one share of common stock, $1.00 par value per share, of the Bank and shall not be further converted into shares of the Stock Holding Company, so that from and after the Effective Date, all of the issued and outstanding shares of common stock of the Bank shall be held by the Stock Holding Company.

     B. On the Effective Date, the current stock option plans and recognition plans of the Bank (collectively, the "Benefit Plans") shall, by operation of law, be continued as Benefit Plans of the Bank and/or the Stock Holding Company. Each option to purchase shares of the Bank common stock under the Bank's stock option plan outstanding at that time will be automatically converted into an identical option, with identical price, terms and conditions, to purchase an identical number of shares of Stock Holding Company Common Stock in lieu of shares of the Bank common stock. The Stock Holding Company and the Bank may make appropriate amendments to the Benefit Plans to reflect the adoption of the Benefit Plans as the plans of the Stock Holding Company, without adverse effect on the Benefit Plans and their participants.

     C. From and after the Effective Date, each holder of an outstanding certificate or certificates that, prior thereto, represented shares of the Bank common stock, shall, upon surrender of the same to the designated agent of the Bank, be entitled to receive in exchange therefor a certificate or certificates representing the number of whole shares of Stock Holding Company Common Stock into which the shares theretofore represented by the certificate or certificates so surrendered shall have been converted, as provided in the foregoing provisions of this Section 2.1. Until so surrendered, each such outstanding certificate which, prior to the Effective Date, represented shares of Bank common stock shall be deemed for all purposes to evidence the ownership of the equal number of whole shares of Stock Holding Company Common Stock. Former holders of shares of Bank common stock will not be required to exchange their Bank common stock certificates for new certificates evidencing the same number of shares of Stock Holding Company Common Stock. If in the future the Stock Holding Company determines to effect an exchange of stock certificates, instructions will be sent to all holders of record of Stock Holding Company Common Stock.

     D. All shares of Stock Holding Company Common Stock into which shares of the Bank common stock shall have been converted pursuant to this Article II shall be deemed to have been issued in full satisfaction of all rights pertaining to such converted shares.

     E. On the Effective Date, the holders of certificates formerly representing the Bank common stock outstanding on the Effective Date shall cease to have any rights with respect to the stock of the Bank common stock, and their sole rights shall be with respect to the Stock Holding Company Common Stock into which their shares of the Bank common stock shall have been converted by the Merger.

                                   ARTICLE III

                                   CONDITIONS
                                   ----------

     3.1 The obligations of the Bank, Stock Holding Company and Interim to effect the Merger and otherwise consummate the transactions which are the subject matter hereof shall be subject to satisfaction of the following conditions:

     A. To the extent required by applicable law, rules, and regulations, the holders of the outstanding shares of the Bank common stock shall, at a meeting of the stockholders of the Bank duly called, have approved this Agreement and Plan of Reorganization by the affirmative vote of a majority of the outstanding shares of the Bank common stock.

     B. Any and all approvals from the OTS, the Securities and Exchange Commission and any other state or federal governmental agency having jurisdiction necessary for the lawful consummation of the Merger and the issuance and delivery of Stock Holding Company Common Stock as contemplated by this Agreement and Plan of Reorganization shall have been obtained.

     C. The Bank shall have received either (i) a ruling from the Internal Revenue Service or (ii) an opinion from its legal counsel, to the effect that the Merger will be treated as a non-taxable transaction under applicable provisions of the Internal Revenue Code of 1986, as amended, and that no gain or loss will be recognized by the stockholders of the Bank upon the exchange of the Bank common stock held by them solely for Stock Holding Company Common Stock.

                                   ARTICLE IV

                                   TERMINATION
                                   -----------

     4.1 This Agreement and Plan of Reorganization may be terminated at the election of any of the parties hereto if any one or more of the conditions to the obligations of any of them hereunder shall not have been satisfied and shall have become incapable of fulfillment and shall not be waived. This Agreement and Plan of Reorganization may also be terminated at any time prior to the Effective Date by the mutual consent of the respective Boards of Directors of the parties hereto.

     4.2 In the event of the termination of this Agreement and Plan of Reorganization pursuant to any of the foregoing provisions, no party shall have any further liability or obligation of any nature to any other party under this Agreement and Plan of Reorganization.

                                    ARTICLE V

                            EFFECTIVE DATE OF MERGER
                            ------------------------

     Upon satisfaction or waiver (in accordance with the provisions of this Agreement and Plan of Reorganization) of each of the conditions set forth in
Article III, the parties hereto shall execute and cause to be filed the Merger Agreement and such certificates or further documents as shall be required by the OTS and applicable state law, and with such other federal or state regulatory agencies as may be required. Upon approval by the OTS and endorsement of such Merger Agreement by the OTS and, if necessary, applicable state authorities, the Merger and other transactions contemplated by this Agreement and Plan of Reorganization shall become effective. The Effective Date for all purposes hereunder shall be the date of such endorsement by the OTS.

                                   ARTICLE VI

                                  MISCELLANEOUS
                                  -------------

     6.1 Any of the terms or conditions of this Agreement and Plan of Reorganization, which may legally be waived, may be waived at any time by any party hereto that is entitled to the benefit thereof, or any of such terms or conditions may be amended or modified in whole or in part at any time, to the extent authorized by applicable law, by an agreement in writing, executed in the same manner as this Agreement and Plan of Reorganization.

     6.2 Any of the terms or conditions of this Agreement and Plan of Reorganization may be amended or modified in whole or in part at any time, to the extent permitted by applicable law, rules, and regulations, by an amendment in writing, provided that any such amendment or modification is not materially adverse to the Bank, the Stock Holding Company or their respective stockholders. In the event that any governmental agency requests or requires that the transactions contemplated herein be modified in any respect as a condition of providing a necessary regulatory approval or favorable ruling, or that in the opinion of counsel such modification is necessary to obtain such approval or ruling, this Agreement and Plan of Reorganization may be modified, at any time before or after adoption thereof by the stockholders of the Bank, by an instrument in writing, provided that the effect of such amendment would not be materially adverse to the Bank, the Stock Holding Company or their respective stockholders.

     6.3 This Agreement and Plan of Reorganization shall be governed by and construed under the laws of the United States, except insofar as state law is deemed to apply.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement and Plan of Reorganization as of the date first above written.

                                   FIRST FEDERAL SAVINGS AND LOAN
                                   ASSOCIATION OF ALPENA



                                   By:/s/Jerry A. Christensen
                                      ------------------------------------------
                                      Jerry A. Christensen
                                      President and Chief Executive Officer


                                    ALPENA BANCSHARES, INC.
                                    (in formation)



                                    By:/s/Jerry A. Christensen
                                       -----------------------------------------
                                       Jerry A. Christensen
                                       President and Chief Executive Officer


                                     ALPENA INTERIM SAVINGS AND LOAN
                                     ASSOCIATION (in formation)



                                     By:/s/Jerry A. Christensen
                                       -----------------------------------------
                                       Jerry A. Christensen
                                       President and Chief Executive Officer

                     EXHIBIT 3.1 - ALPENA BANCSHARES CHARTER

                             ALPENA BANCSHARES, INC.

                              FEDERAL STOCK CHARTER


     Section 1. Corporate Title. The full corporate title of the holding company is Alpena Bancshares, Inc. (the "Company").

     Section 2. Duration. The duration of the Company is perpetual.

     Section 3. Purpose and Powers. The purpose of the Company is to pursue any or all of the lawful objectives of a federal mutual holding company chartered under section 10(o) of the Home Owners' Loan Act, 12 U.S.C. 1467a(o), and to exercise all of the express, implied, and incidental powers conferred thereby and by all acts amendatory thereof and supplemental thereto, subject to the Constitution and laws of the United States as they are now in effect, or as they may hereafter be amended, and subject to all lawful and applicable rules, regulations, and orders of the Office of Thrift Supervision (the "Office").

     Section 4. Capital Stock. The total number of shares of all classes of capital stock which the Company has authority to issue is 30,000,000, of which 20,000,000 shall be common stock, par value $1.00 per share, and 10,000,000 shall be preferred stock, par value $1.00 per share. The shares may be issued from time to time as authorized by the Board of Directors without approval of shareholders, except as otherwise provided in this Section 4 or to the extent that such approval is required by governing law, rule, or regulation. The consideration for the issuance of the shares shall be paid in full before their issuance and shall not be less than the par value. Neither promissory notes nor future services shall constitute payment or part payment for the issuance of shares of the Company. The consideration for the shares shall be cash, tangible or intangible property (to the extent the Company would be permitted to directly invest in such property), labor or services actually performed for the Company, or any combination of the foregoing. In the absence of actual fraud in the transaction, the value of such property, labor, or services, as determined by the Board of Directors of the Company, shall be conclusive. Upon payment of such consideration, such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, that part of the surplus of the Company which is transferred to stated capital upon the issuance of shares as a share dividend shall be deemed to be the consideration for their issuance.

     Except for shares issuable in the initial organization of the Company, no shares of capital stock (including shares issuable upon conversion, exchange, or exercise of other securities) shall be issued, directly or indirectly, to officers, directors, or controlling persons of the Company other than as part of a general public offering or as qualifying shares to a director, unless their issuance or the plan under which they would be issued has been approved by a majority of the total votes eligible to be cast at a legal meeting.

     Nothing contained in this Section 4 (or in any supplementary sections hereto) shall entitle the holders of any class or series of capital stock to vote as a separate class or series or to more than one vote per share. Provided, that this restriction on voting separately by class or series shall not apply:

     (i) To any provision which would authorize the holders of preferred stock, voting as a class or series, to elect some members of the Board of Directors, less than a majority thereof, in the event of default in the payment of dividends on any class or series of preferred stock;

     (ii) To any provision which would require the holders of preferred stock, voting as a class or series, to approve the merger or consolidation of the Company with another corporation, or the sale, lease, or conveyance (other than by mortgage or pledge) of properties or business in exchange for securities of a corporation other than the Company if the preferred stock is exchanged for securities of such other corporation: Provided, that no provision may require such approval for transactions undertaken with the assistance or pursuant to the direction of the Office;

     (iii) To any amendment which would adversely change the specific terms of any class or series of capital stock as set forth in this Section 4 (or in any supplementary sections hereto), including any amendment which would create or enlarge any class or series ranking prior thereto in rights and preferences. An amendment which increases the number of authorized shares of any class or series of capital stock, or substitutes the surviving Company in a merger or consolidation for the Company, shall not be considered to be such an adverse change.

     A description of the different classes and series (if any) of the Company's capital stock and a statement of the designations, and the relative rights, preferences, and limitations of the shares of each class of and series (if any) of capital stock and a statement of the authority of the Board of Directors to divide the preferred stock into classes or series or both and to determine or change for any such class or series its designation, number of shares, relative rights, preferences and limitations are as follows:

     A. Common Stock. Except as provided in this Section 4, the holders of the common stock shall exclusively possess all voting power. Each holder of shares of common stock shall be entitled to one vote for each share held by such holder and shall not be entitled to cumulate votes for the election of directors.

     Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and of sinking fund, or retirement fund, or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock and on any class or series of stock entitled to participate therewith as to dividends out of any assets legally available for the payment of dividends.

     If at any time Alpena Bancshares, M.H.C., the parent mutual holding company of the Company (the "Mutual Holding Company") converts from the mutual-to-stock form of organization, a liquidation account shall be established by any stock holding company parent of First Federal Savings and Loan Association of Alpena (the "Bank"), and, if required by the Office, the Bank. Subject to such, or any other provision for a liquidation account, in the event of any liquidation, dissolution, or winding up of the Company, the holders of the common stock (and the holders of any class or series of stock entitled to participate with the common stock in the distribution of assets) shall be entitled to receive, in cash or in kind, the assets of the Company available for distribution remaining after: (i) payment or provision for payment of the Company's debts and liabilities; and (ii) distributions or provisions for distributions to holder of any class or series of stock having preference over the common stock in the liquidation, dissolution, or winding up of the Company. Each share of common stock shall have the same rights as and be identical in all respects with all the other shares of common stock.

     B. Preferred Stock. The Company may provide for one or more classes of preferred stock, which shall be separately identified. The shares of any class may be divided into and issued in series, with each series separately designated so as to distinguish the shares thereof from the shares of all other series and classes. All shares of the same class shall be identical except as to the following relative rights and preferences, as to which there may be variations between different series:

     (a)  The   distinctive   serial   designation  and  the  number  of  shares
constituting such series;

     (b) The dividend rate or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date(s), the payment date(s) for dividends, and the participating or other special rights, if any, with respect to dividends;

     (c) The voting powers, full or limited, if any, of the shares of such series;

     (d) Whether the shares of such series shall be redeemable and, if so, the price(s) at which, and the terms and conditions on which, such shares may be redeemed;

     (e) The amount(s) payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Company;

     (f) Whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price(s) at which such shares may be redeemed or purchased through the application of such fund;

     (g) Whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes of stock of the Company and, if so, the conversion price(s) or the rate(s) of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

     (h) The price or other consideration for which the shares of such series shall be issued; and

     (i) Whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

     Each share of each series of serial preferred stock shall have the same relative rights as and be identical in all respects with all the other shares of the same series.

     The Board of Directors shall have authority to divide, by the adoption of supplementary charter sections, any authorized class of preferred stock into series and, within the limitations set forth in this section and the remainder of this charter, fix and determine the relative rights and preferences of the shares of any series so established.

     Prior to the issuance of any preferred shares of a series established by a supplementary charter section adopted by the board of directors, the Company shall file with the Secretary to the Office a dated copy of that supplementary section of this charter establishing and designating the series and fixing and determining the relative rights and preferences hereof.

     Section 5. Preemptive Rights. Holders of the capital stock of the Company shall not be entitled to preemptive rights with respect to any shares of the Company which may be issued.

     Section 6. Call for Special Meetings. Special meetings of shareholders relating to changes in control of the Company or amendments to its charter shall be called only upon direction of the Board of Directors.

     Section 7. Directors. The Company shall be under the direction of a Board of Directors. The authorized number of directors, as stated in the Company's bylaws, shall not be less than five or more than fifteen except when a greater number is approved by the Board.

     Section 8. Amendment of Certificate. Except as provided in Section 4 hereof, no amendment, addition, alteration, change, or repeal of this charter shall be made, unless such is first proposed by the Board of Directors of the Company, approved by the shareholders by a majority of the total votes eligible to be cast and submitted to the Office for action as specified by law or regulation.

Attest: /s/James I. Malaski           By: /s/Jerry A. Christensen
        ____________________________      ______________________________________
        Mr. James I. Malaski              Mr. Jerry A. Christensen
        Secretary of the Company          President and Chief Executive Officer



Attest: ____________________________  By: ______________________________________
        Secretary of the Office of        Director of the Office of Thrift
        Thrift Supervision                Supervision


Effective Date: ________________________

                              EXHIBIT 3.2 - BYLAWS

                             ALPENA BANCSHARES, INC.

                                     BYLAWS

                             ARTICLE I. HOME OFFICE

     The home office of Alpena Bancshares, Inc. (the "Company") is located in the City of Alpena, County of Alpena, State of Michigan.

                            ARTICLE II. SHAREHOLDERS

     Section  1.  Place  of  Meetings.   All  annual  and  special  meetings  of
shareholders shall be held at the home office of the Company or at such other place in the State of Michigan as the Board of Directors may determine.

     Section 2. Annual Meeting. A meeting of the shareholders of the Company for the election of directors and for the transaction of any other business of the Company shall be held annually within 150 days after the end of the Company's fiscal year, on the third Wednesday in April, if not a legal holiday, and if a legal holiday, then on the next day following which is not a legal holiday, at 2:30 p.m., or at such other date and time within such 150-day period as the board of directors may determine.

     Section 3. Special Meetings. Special meetings of the shareholders relating to a change in control of the Company or to an amendment of the Charter of the Company may be called only by the board of directors. Special meetings of the shareholders for any other purpose or purposes may be called at any time by the chairman of the board, the president, or a majority of the board of directors, and shall be called by the chairman of the board, the president or the secretary upon the written request of the holders of not less than 10% of all the outstanding capital stock of the Company entitled to vote at the meeting. Such written request shall state the purpose or purposes of the meeting and shall be delivered at the home office of the Company addressed to the chairman of the board, the president or the secretary.

     Section 4. Conduct of Meetings. Annual and special meetings shall be conducted in accordance with the most current edition of Robert's Rules of Order or such other procedures as the Board of Directors shall establish, unless otherwise prescribed by regulation of the Office of Thrift Supervision (the "Office") or these bylaws. The board of directors shall designate, when present, either the chairman of the board or president to preside at such meetings.

     Section 5. Notice of Meetings. Written notice stating the place, day and hour of the meeting and the purpose(s) for which the meeting is called shall be delivered not fewer than 10 nor more than 50 days before the date of the meeting, either personally or by mail, by or at the direction of the chairman of the board, the president, the secretary, or the directors calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the mail to the address as it appears on the stock transfer books or records of the Company as of the record date prescribed in Section 6 of this Article II, with postage prepaid. When any shareholders' meeting, either annual or special, is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any notice of the time and place of any meeting adjourned for less than 30 days or of the business to be transacted at the meeting, other than an announcement at the meeting at which such adjournment is taken.

     Section 6. Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to, or dissent from, any proposal without a meeting, or for the purposes of determining shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors shall fix in advance a date as the record date for any such determination of shareholders. Such date in any case shall be not more than 60 days and, in case of a meeting of shareholders, not fewer than 10 days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment.

     Section 7. Voting Lists. At least 20 days before each meeting of the shareholders, the officer or agent having charge of the stock transfer books for shares of the Company shall make a complete list of the shareholders entitled to vote at such meeting, or any adjournment, arranged in alphabetical order, with the address and the number of shares held by each. This list of shareholders shall be kept on file at the home office of the Company and shall be subject to inspection by any stockholder at any time during usual business hours, for a period of 20 days prior to such meeting. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection by any stockholder during the entire time of the meeting. The original stock transfer book shall constitute prima facie evidence of the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

     In lieu of making the shareholders list available for inspection by shareholders as provided in the preceding paragraph, the board of directors may elect to follow the procedures described in Section 552.6(d) of the Office's regulations as now or hereafter in effect.

     Section 8. Quorum. A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares is represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to constitute less than a quorum.

     Section 9. Proxies. At all meetings of shareholders, a stockholder may vote by proxy executed in writing by the stockholder or by his duly authorized attorney in fact. Proxies solicited on behalf of the management shall be voted as directed by the stockholder or, in the absence of such direction, as determined by a majority of the board of directors. No proxy shall be valid more than eleven months from the date of its execution except for a proxy coupled with an interest.

     Section 10. Voting of Shares in the Name of Two or More Persons. When ownership stands in the name of two or more persons, in the absence of written directions to the Company to the contrary, at any meeting of the shareholders of the Company any one or more of such shareholders may cast, in person or by proxy, all votes to which such ownership is entitled. In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose names shares of stock stand, the vote or votes to which those persons are entitled shall be cast as directed by a majority of those holding such and present in person or by proxy at such meeting, but no votes shall be cast for such stock if a majority cannot agree.

     Section 11. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by any officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine. Shares held by an administrator, executor, guardian or conservator may be voted by him or her, either in person or by proxy, without a transfer of such shares into his or her name. Shares standing in the name of a trustee may be voted by him or her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer into his or her name if authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed.

     A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee and thereafter the pledgee shall be entitled to vote the shares so transferred.

     Neither treasury shares of its own stock held by the Company, nor shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the Company, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

     Section 12. Cumulative Voting. Shareholders shall not be entitled to cumulate their votes for election of directors.

     Section 13. Inspectors of Election. In advance of any meeting of shareholders, the board of directors may appoint any persons other than nominees for office as inspectors of election to act at such meeting or any adjournment. The number of inspectors shall be either one or three. Any such appointment shall not be altered at the meeting. If inspectors of election are not so appointed, the chairman of the board or the president may, or on the request of not fewer than 10% of the votes represented at the meeting shall, make such appointment at the meeting. If appointed at the meeting, the majority of the votes present shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors in advance of the meeting, or at the meeting by the chairman of the board or the president.

     The duties of such inspectors shall include: determining the number of shares and the voting power of each share, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies; receiving votes, ballots, or consents; hearing and determining all challenges and questions in any way arising in connection with the rights to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all shareholders.

     Section 14. Nominating Committee. The board of directors shall act as a nominating committee for selecting the management nominees for election as directors. Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the secretary at least 20 days prior to the date of the annual meeting. Upon delivery, such nominations shall be posted in a conspicuous place in the principal place of business of the Company. No nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by shareholders are made in writing and delivered to the secretary of the Company at least five days prior to the date of the annual meeting. Upon delivery, such nominations shall be posted in a conspicuous place in the principal place of business of the Company. Ballots bearing the names of all persons nominated by the nominating committee and by shareholders shall be provided for use at the annual meeting. However, if the nominating committee shall fail or refuse to act at least 20 days prior to the annual meeting, nominations for directors may be made at the annual meeting by any stockholder entitled to vote and shall be voted upon.

     Section 15. New Business. Any new business to be taken up at the annual meeting shall be stated in writing and filed with the secretary of the Company at least five days before the date of the annual meeting, and all business so stated, proposed, and filed shall be considered at the annual meeting; but no other proposal shall be acted upon at the annual meeting. Any stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the secretary at least five days before the meeting, such proposal shall be laid over for action at the next annual meeting or at an adjourned, special, or annual meeting of the shareholders taking place at least 30 days thereafter. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees; but in connection with such reports no new business shall be acted upon at such annual meeting unless stated and filed as herein provided.

     Section 16. Informal Action by Shareholders. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if consent in writing, setting forth the action so taken, shall be given by all of the shareholders entitled to vote with respect to the subject matter.

                         ARTICLE III. BOARD OF DIRECTORS

     Section 1. General Powers. The business and affairs of the Company shall be under the direction of its board of directors. The board of directors shall annually elect a chairman of the board and a president from among its members and shall designate, when present, either the chairman of the board or the president to preside at its meetings.

     Section 2. Number and Term. The board of directors shall consist of six members and shall be divided into three classes as nearly as equal in number as possible. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. One class shall be elected by ballot annually.

     Section 3. Regular Meetings. A regular meeting of the board of directors shall be held without other notice than this bylaw immediately after, and at the same place as, the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place, within the Company's normal lending area, for the holding of additional regular meetings without other notice than such resolution.

     Section 4. Meeting by Conference Telephone. Members of the board of directors may participate in regular or special meetings by means of conference telephone, or by means of similar communications equipment by which all persons participating in the meeting can hear each other. Such participation shall constitute attendance for all purposes, including the purpose of compensation pursuant to Section 12 of this Article.

     Section 5. Special Meetings. Special meetings of the board of directors may be called by or at the request of the chairman of the board, the president or one-third of the directors. The persons authorized to call special meetings of the board of directors may fix any place within the Company's normal lending area as the place for holding any special meeting of the board of directors called by such persons.

     Section 6. Notice. Written notice of any special meeting shall be given to each director at least two days prior thereto when delivered personally or by telegram, or at least five days prior thereto when delivered by mail at the address at which the director is most likely to be reached. Such notice shall be deemed to be delivered when deposited in the mail so addressed, with postage prepaid if mailed, or when delivered to the telegraph company if sent by telegram. Any director may waive notice of any meeting by a writing filed with the secretary. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

     Section 7. Quorum. A majority of the number of directors fixed by Section 2 of this Article III shall constitute a quorum for the transaction of business at any meeting of the board of directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time. Notice of any adjourned meeting shall be given in the same manner as prescribed by Section 6 of this Article III.

     Section 8. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless a greater number is prescribed by applicable regulation or by these bylaws.

     Section 9. Action Without a Meeting. Any action required or permitted to be taken by the board of directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors.

     Section 10. Resignation. Any director may resign at any time by sending a written notice of such resignation to the home office of the Company addressed to the chairman of the board, the president, or the secretary. Unless otherwise specified such resignation shall take effect upon receipt by the chairman of the board, the president, or the secretary. The Board may, in its discretion by a majority vote, remove any director who has absented without authority of the board from three consecutive meetings of the board.

     Section 11. Vacancies. Any vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors, although less than a quorum of the board of directors. A director elected to fill a vacancy shall be elected to serve until the next election of directors by the shareholders. Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the board of directors for a term of office continuing only until the next election of directors by the shareholders.

     Section 12. Compensation. Directors, as such, may receive a stated salary for their services. By resolution of the board of directors, a reasonable fixed sum or such other reasonable compensation, including reasonable expenses of attendance, if any, may be allowed for actual attendance at each regular or special meeting of the board of directors. Members of either standing or special committees may be allowed such compensation for actual attendance at committee meetings as the board of directors may determine.

     Section 13. Presumption of Assent. A director of the Company who is present at a meeting of the board of directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his or her dissent or abstention shall be entered in the minutes of the meeting or unless he or she shall file a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Company within five days after the date a copy of the minutes of the meeting is received. Such right to dissent shall not apply to a director who voted in favor of such action.

     Section 14. Removal of Directors. Any director may be removed for cause by a two-thirds vote of the board. At a meeting of shareholders called expressly for that purpose, any director may be removed for cause by a vote of the holders of a majority of the shares then entitled to vote at an election of directors. If less than the entire board is to be removed, no one of the directors may be removed if the votes cast against the removal would be sufficient to elect a director if then cumulatively voted at an election of the class of directors of which such director is a part. Whenever the holders of the shares of any class are entitled to elect one or more directors by the provisions of the charter or supplemental sections thereto, the provisions of this section shall apply, in respect to the removal of a director or directors so elected, to the vote of the holders of the outstanding shares of that class and not to the vote of the outstanding shares as a whole.

     Section 15. Age Limitations.

     (a) Directors. No persons 71 years of age or older shall be eligible for election, re-election, appointment or re-appointment to the Board of Directors of the Company.

     (b) Officers. No persons 71 years of age or older shall be eligible for election, re-election, appointment or re-appointment as an officer of the Company.

                   ARTICLE IV. EXECUTIVE AND OTHER COMMITTEES

     Section 1. Appointment. The board of directors, by resolution adopted by a majority of the full board, may designate the chief executive officer and two or more of the other directors to constitute an executive committee. The designation of any committee pursuant to this Article IV and the delegation of authority shall not operate to relieve the board of directors, or any director, of any responsibility imposed by law or regulation.

     Section 2. Authority. The executive committee, when the board of directors is not in session, shall have and may exercise all of the authority of the board of directors except to the extent, if any, that such authority shall be limited by the resolution appointing the executive committee; and except also that the executive committee shall not have the authority of the board of directors with reference to: the declaration of dividends; the amendment of the charter or bylaws of the Company, or recommending to the shareholders a plan of merger, consolidation, or conversion; the sale, lease or other disposition of all or substantially all of the property and assets of the Company otherwise than in the usual and regular course of its business; a voluntary dissolution of the Company; a revocation of any of the foregoing; or the approval of a transaction in which any member of the executive committee, directly or indirectly, has any material beneficial interest.

     Section 3. Tenure. Subject to the provisions of Section 8 of this Article IV, each member of the executive committee shall hold office until the next regular annual meeting of the board of directors following his or her designation and until a successor is designated as a member of the executive committee.

     Section 4. Meetings. Regular meetings of the executive committee may be held without notice at such times and places as the executive committee may fix from time to time by resolution. Special meetings of the executive committee may be called by any member thereof upon not less than 24 hours' notice stating the place, date and hour of the meeting, which notice may be written or oral. Any member of the executive committee may waive notice of any meeting and no notice of any meeting need be given to any member thereof who attends in person. The notice of a meeting of the executive committee need not state the business proposed to be transacted at the meeting.

     Section 5. Quorum. A majority of the members of the executive committee shall constitute a quorum for the transaction of business at any meeting thereof, and action of the executive committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present.

     Section 6. Action Without a Meeting. Any action required or permitted to be taken by the executive committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the members of the executive committee.

     Section 7. Vacancies. Any vacancy in the executive committee may be filled by a resolution adopted by a majority of the full board of directors.

     Section 8. Resignations and Removal. Any member of the executive committee may be removed at any time with or without cause by resolution adopted by a majority of the full board of directors. Any member of the executive committee may resign from the executive committee at any time by giving written notice to the president or secretary of the Company. Unless otherwise specified, such resignation shall take effect upon its receipt; the acceptance of such resignation shall not be necessary to make it effective.

     Section 9. Procedure. In the absence of the Chairman of the executive committee, the executive committee shall elect a presiding officer from its members. The executive committee may fix its own rules of procedure which shall not be inconsistent with these bylaws. It shall keep regular minutes of its proceedings and report the same to the board of directors for its information at the meeting held next after the proceedings shall have occurred.

     Section 10. Other Committees. The board of directors may by resolution establish any committee composed of directors as they may determine to be necessary or appropriate for the conduct of the business of the Company and may prescribe the duties, constitution and procedures thereof.

                               ARTICLE V. OFFICERS

     Section 1. Positions. The officers of the Company shall be a president, one or more vice presidents, a secretary, and a treasurer, each of whom shall be elected by the board of directors. The board of directors also may designate the chairman of the board as an officer. The president shall be the chief executive officer, unless the board of directors designates the chairman of the board as chief executive officer. The president shall be a director of the Company. The offices of the secretary and treasurer may be held by the same person and a vice president also may be either the secretary or the treasurer. The board of directors may designate one or more vice presidents as executive vice president or senior vice president. The board of directors also may elect or authorize the appointment of such other officers as the business of the Company may require. The officers shall have such authority and perform such duties as the board of directors may from time to time authorize or determine. In the absence of action by the board of directors, the officers shall have such powers and duties as generally pertain to their respective offices.

     Section 2. Election and Term of Office. The officers of the Company shall be elected annually at the first meeting of the board of directors held after each annual meeting of the shareholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as possible. Each officer shall hold office until a successor has been duly elected and qualified or until the officer's death, resignation or removal in the manner hereinafter provided. Election or appointment of an officer, employee or agent shall not of itself create contractual rights. The board of directors may authorize the Company to enter into an employment contract with any officer in accordance with applicable regulations; but no such contract shall impair the right of the board of directors to remove any officer at any time in accordance with Section 3 of this Article V.

     Section 3. Removal. Any officer may be removed by the board of directors whenever in its judgment the best interests of the Company will be served thereby, but such removal, other than for cause, shall be without prejudice to the contractual rights, if any, of the person so removed.

     Section  4.   Vacancies.   A  vacancy  in  any  office  because  of  death,
resignation, removal, disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term.

     Section 5. Remuneration. The remuneration of the officers shall be fixed from time to time by the board of directors.

     Section 6. Execution of Instruments, Generally. All documents and instruments or writings of any nature shall be signed, executed, verified, and delivered by such officers, agents, or employees of the Company or any one of them and in such manner as from time to time may be determined by resolution of the board. All notes, drafts, acceptances, checks, endorsements, and all evidences of indebtedness of the Company whatsoever shall be signed by such officer or officers or such agent or agents of the Company and in such manner as the board may from time to time determine. Endorsements for deposit to the credit of the Company in any of its duly authorized depositories shall be made in such manner as the board may from time to time determine. Proxies to vote with respect to shares or accounts of other savings banks, or stock of other corporations owned by, or standing in the name of, the Company may be executed and delivered from time to time on behalf of the Company by the president or a vice president and the secretary or an assistant secretary of the Company or by any other persons so authorized by the board.

        ARTICLE VI. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES

     The Company shall indemnify any person against whom legal action is brought or threatened because that person is or was a director, officer or employee of the Company for any amount for which that person becomes liable pursuant to a settlement, or under a judgement in such legal action, including reasonable costs, expenses, and attorney fees incurred by that person relative to that action, to the fullest extent allowed by law.

             ARTICLE VII. CERTIFICATES FOR SHARES AND THEIR TRANSFER

     Section 1. Certificates for Shares. Certificates representing shares of capital stock of the Company shall be in such form as shall be determined by the board of directors and approved by the Office. Such certificates shall be signed by the chief executive officer or by any other officer of the Company authorized by the board of directors, attested by the secretary or an assistant secretary, and sealed with the corporate seal or a facsimile thereof. The signature of such officers upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the Company itself or one of its employees. Each certificate for shares of capital stock shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Company.

     All certificates surrendered to the Company for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares has been surrendered and canceled, except that in case of a lost or destroyed certificate, a new certificate may be issued upon such terms and indemnity to the Company as the board of directors may prescribe.

     Section 2. Transfer of Shares. Transfer of shares of capital stock of the Company shall be made only on its stock transfer books. Authority for such transfer shall be given only by the holder of record or by his or her legal representative, who shall furnish proper evidence of such authority, or by his or her attorney authorized by a duly executed power of attorney and filed with the Company. Such transfer shall be made only on surrender for cancellation of the certificate for such shares. The person in whose name shares of capital stock stand on the books of the Company shall be deemed by the Company to be the owner for all purposes.

                     ARTICLE VIII. FISCAL YEAR; ANNUAL AUDIT

     The fiscal year of the Company shall end on December 31 of each year. The Company shall be subject to an annual audit as of the end of its fiscal year by independent public accountants appointed by and responsible to the board of directors. The appointment of such accountants shall be subject to annual ratification by the shareholders.

                              ARTICLE IX. DIVIDENDS

     Subject to the terms of the Company's charter and the regulations and orders of the Office, the board of directors may, from time to time, declare, and the Company may pay, dividends on its outstanding shares of capital stock.

                            ARTICLE X. CORPORATE SEAL

     The board of directors may provide the Company a seal, which shall be two concentric circles between which shall be the name of the Company. The year of incorporation or an emblem may appear in the center.

                             ARTICLE XI. AMENDMENTS

     These bylaws may be amended in a manner consistent with regulations of the Office and at any time by a majority vote of the full board of directors, or by a majority vote of the votes cast by the shareholders of the Company at any legal meeting.

                          EXHIBIT 4 - STOCK CERTIFICATE

            CHARTERED UNDER THE LAWS OF THE UNITED STATES OF AMERICA


No.                          ALPENA BANCSHARES, INC.                    Shares

                          FULLY PAID AND NON-ASSESSABLE

                              PAR VALUE $1.00 EACH



                                                 THE SHARES REPRESENTED BY THIS
                                                    CERTIFICATE ARE SUBJECT TO
                                                 RESTRICTIONS, SEE REVERSE SIDE

THIS CERTIFIES that                                             is the owner of




                            SHARES OF COMMON STOCK OF

                             ALPENA BANCSHARES, INC.

                              a Federal corporation

     The shares evidenced by this certificate are transferable only on the books of Alpena Bancshares, Inc. by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed. The capital stock evidenced hereby is not an account of an insurable type and is not insured by the Federal Deposit Insurance Corporation or any other Federal or state governmental agency.

     IN WITNESS WHEREOF, Alpena Bancshares, Inc. has caused this certificate to be executed, by the facsimile signatures of its duly authorized officers and has caused a facsimile of its seal to be hereunto affixed.




By                                  [SEAL]      By
  --------------------------                       -----------------------------
         SECRETARY                                         PRESIDENT

     The Board of Directors of Alpena Bancshares, Inc. (the "Company") is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of more than one class of stock, including preferred stock in series, and to fix and state the voting powers, designations, preferences, limitations and restrictions thereof. The Company will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

     The shares represented by this Certificate may not be cumulatively voted on any matter.

     Special meetings of the Company's stockholders relating to a change in control of the Company or to an amendment of the Charter of the Company may be called only by the Company's Board of Directors. Special meetings of the stockholders for any other purpose or purposes shall be called upon the written request of the holders of not less than 10% of all the outstanding capital stock of the Company entitled to vote at the meeting.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common   UNIF GIFT MIN ACT  -      Custodian
                                                          ------         -------
                                                          (Cust)         (Minor)

     TEN ENT - as tenants by the entireties

                                              Under Uniform Gifts to Minors Act

     JT TEN  - as joint tenants with right
               of survivorship and not as     ----------------------------------
               tenants in common                           (State)

      Additional abbreviations may also be used though not in the above list

For value received, ____________________ hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER



--------------------------------------------------------------------------------
    (please print or typewrite name and address including postal zip code of assignee)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------Shares of
the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated, _____________________________

In the presence of                     Signature:




------------------------------------   -----------------------------------------


NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.